SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. _____)

Check the appropriate box:
         |X|      Preliminary Information Statement
         |_|      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2))
         |_|      Definitive Information Statement

                      SYNTHETIC TURF CORPORATION OF AMERICA
=====================================================================
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14c-5(g)
                  and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
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         (2)      Aggregate number of securities to which transaction applies:
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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11:
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         (4)      Proposed maximum aggregate value of transaction:
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         (5)      Total fee paid:
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         |_|      Fee paid previously with preliminary materials:
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         |_|      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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         (1)      Amount previously paid:
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         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing party:
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         (4)      Date filed:
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                      SYNTHETIC TURF CORPORATION OF AMERICA
              -----------------------------------------------------
             NOTICE OF ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS
                       IN LIEU OF MEETING OF STOCKHOLDERS
              -----------------------------------------------------

       The date on which this Information Statement was first sent to the shareholders is ________, 2004

       NOTICE IS HEREBY GIVEN that on ____________, 2004, or twenty days after the mailing of this Information Statement, whichever is later, we will amend and restate our Articles of Incorporation to change the Company's name to "City Capital Corporation" and to add certain administrative provisions consistent with the Company's election to become a business development company.

       Our Board of Directors approved the foregoing amendment on November 29, 2004, and we received written consents in lieu of a meeting from stockholders representing a majority of our outstanding voting interests stock approving the foregoing amendments on December 3, 2004.

                         -----------------------------

       We are not asking you for a Proxy and you are requested not to send us a Proxy.

                         -----------------------------

       As of the close of business on December 3, 2004, the record date for shares entitled to notice of and to sign written consents in connection with the foregoing action, there were 215,808,038 shares of our common stock, and 10,125,934 shares of our Series A Preferred Stock, issued and outstanding. Each share of our common stock is entitled to one vote in connection with the foregoing action. Each share of our Series A Preferred Stock is entitled to 25 votes in connection with the foregoing action. Together, the holders of the outstanding common stock and the Series A Preferred Stock are entitled to cast a total of 468,956,388 votes and represent all of the "voting interests" entitled to vote on the foregoing action.

      We have received the written consent of the holders of at least a majority of the voting interests entitled to vote on the foregoing action. Therefore, neither a meeting of our stockholders nor additional written consents are necessary.

                                        By Order of the Board of Directors,


                                        /s/ Gary Borglund
                                        Gary Borglund, Secretary


                              INFORMATION STATEMENT
        PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of 1934, as amended, and Section 78.2055 of the Nevada
Revised Statutes, this Information Statement and Notice of Action by
Written Consent of the Shareholders is being furnished by Synthetic
Turf Corporation of America, (the "COMPANY") to you and other holders of record of the common stock of the Company, as of the close of business on November 29, 2004, to provide information with respect to actions taken by written consent of the holders of a majority of the Company's outstanding voting shares of common stock and preferred stock. This Information Statement is expected to be mailed to shareholders on or about ____________, 2004.

         The written consent action adopted by holders of a majority of the voting power of the outstanding shares of the Company's common stock and preferred stock approved an amendment and restatement of the Company's Articles of Incorporation, changing the Company's name to "City Capital Corporation" and setting forth certain specific articles that are necessary to the Company's future business plans, effective at the close of business on the day that such amended and restated articles are filed with the Office of the Secretary of State of the State of Nevada.

        In connection with this name change, the Company will notify the Over the Counter Bulletin Board, and a new trading symbol will be assigned.

        There are no current provisions of the Company's articles of incorporation, bylaws, or other contractual arrangements that have material anti-takeover impacts; provided, however, that this statement is qualified in its entirety by reference to our Amended and Restated Articles of Incorporation and bylaws. The Company does not have any current plans, proposals, or arrangements to propose any amendments to the articles of incorporation or bylaws that would have a material anti-takeover effect.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The Company's authorized capital stock consists of 235,000,000 shares of common stock, par value $0.001 per share, of which 215,808,038 shares were issued and outstanding as of November 29, 2004, and 15,000,000 shares of preferred stock, par value $0.001 per share, of which 10,125,934 were issued and outstanding on November 29, 2004. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders, and each share of preferred stock entitles the holder thereof to 25 votes on each matter that may come before a meeting of the shareholders. The Company does not have any other class or series of capital stock authorized or issued. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the action taken have no right under Nevada law to dissent or require a vote of all our stockholders.


        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth as of November 29, 2004, certain information known to us with respect to the beneficial ownership of the Company's common stock by (i) each director and executive officer of the Company, (ii) each person who is known by us to own of record or beneficially more than 5% of the outstanding common stock, and (iii) all of the Company's directors and its executive officers as a group. Unless otherwise indicated, each of the shareholders can be reached at the Company's principal executive offices located at 2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota 55120.



                                                                                    SHARES
                     BENEFICIAL OWNER                                        BENEFICIALLY OWNED (1)
                                                                               Number   Percent (%)
(i) Directors and Executive Officers

Gary Borglund
President, CEO and Chairman of the Board                                   3,750,000       1.7
Richard Overdorff (2)
Director                                                                     300,000         *

(ii) 5% Holders

(iii) Management as a Group

ALL DIRECTORS, NOMINEES AND EXECUTIVE
   OFFICERS AS A GROUP (TWO PERSONS)                                       4,050,000       1.9



*        Less than 1%.

(1) Gives effect to the shares of Common Stock beneficially owned by the indicated shareholders on November 29, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Percentage ownership is calculated based on 215,808,038 shares of the Common Stock outstanding as of November 29, 2004. All information is as of November 29, 2004, and is based upon information furnished by the persons listed, contained in filings made by them with the SEC or otherwise available to the Company.

(2) These shares are held in the name of Ken Blomhofer, who resides in Mr. Overdorff's household.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
                           SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer, information concerning all compensation paid for services to the Company in all capacities for each of the three years ended September 30 indicated below. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 for each of the three years ended September 30 indicated below.



                                                          LONG-TERM COMPENSATION
                                         ANNUAL        ---------------------------
                        FISCAL YEAR   COMPENSATION    RESTRICTED          ALL
NAME                       ENDED     --------------  STOCK AWARDS        OTHER
PRINCIPAL POSITION(1)  SEPTEMBER 30,  SALARY   BONUS       ($)       COMPENSATION
---------------------  ------------  ------   -----  ------------   ------------
Gary Borglund........      2003        9,800    0             0          0
   President, Chief        2002       24,800    0             0          0
   Executive Officer       2001            0    0             0          0
   & Chief Financial
    Officer



COMPENSATION OF DIRECTORS. At present, non-employee directors do not receive any cash compensation or award of options, warrants, or stock appreciation rights (SARs) for their service on the Board. The Board may in the future establish a policy for compensation of non-employee directors, which may include cash payments, option or stock grants and/or reimbursement of expenses.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS. At present, and except for Gary Borglund, there are no employment contracts between the Company and any named executive officers. There are no compensatory plans or arrangements with respect to a named executive officer that would result in payments or installments in excess of $100,000 upon the resignation, retirement or other termination of such executive officer's employment with the Company or from a change-in-control.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend and restate the Articles of Incorporation and take all other proposed actions which is not shared by all other shareholders of the Company. See "Security Ownership of Certain
Beneficial Owners and Management."

APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

The Board approved an amendment and restatement (the "AMENDMENT") to the Company's Articles of Incorporation (the "ARTICLES OF INCORPORATION"), that will change the Company's name to "City Capital Corporation" and restate the Company's Articles of Incorporation to include certain administrative provisions consistent with the Company's election to be a business development company under the Investment Company Act of 1940, effective at the close of business on the first day that articles of amendment can be filed with the Office of the Secretary of State of the State of Nevada. The complete text of the form of the Amendment is set forth below. The Board submitted the Amendment to the shareholders for approval by written consent.

Approval of the Amendment required the affirmative vote of the majority of the outstanding shares of the common stock and preferred stock on the record date. As of December 3, 2004, holders of a majority of the Company's common stock and preferred stock had approved the Amendment.

REASONS FOR THE AMENDMENT.

The Board believes that the proposed name change and other administrative provisions effected by the Amendment are in the best interests of the Company and its shareholders and believes that it is advisable to authorize such Amendment to advance the Company's prospects for (i) pursuit of new programs or business and (ii) other purposes not presently determinable and as may be deemed to be feasible and in the Company's best interests.

AMENDMENT.

Following adoption of the Amendment, the Articles of Incorporation will be amended and restated to read as set forth in the attached exhibit.

CERTAIN EFFECTS OF THE AMENDMENT.

The Board of Directors believes that approval of the Amendment is in the best interests of the Company and its shareholders.

The Amendment does not change the terms or rights of holders of the Company's common stock or preferred stock.

EFFECTIVE DATE OF THE AMENDMENT.

The Amendment will be effective upon the close of business on the date of filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State, which filing is expected to take place approximately 20 days after this Information Statement is mailed to shareholders. However, the exact timing of the filing will be determined by the Board based upon its evaluation as to when such action will be most advantageous to the Company and its shareholders, and the Board reserves the right to alter the timing of the filing or elect not to proceed with the filing if, at any time prior to filing, the Board, in its sole discretion, determines that doing so serves the best interests of the Company and its shareholders.


                                        SYNTHETIC TURF CORPORATION OF AMERICA
                                        On behalf of the Board of Directors



                                        /s/ Gary Borglund
                                        Gary Borglund, Secretary
December 6, 2004


                           AMENDED AND RESTATED
                         ARTICLES OF INCORPORATION
                                   OF
                     SYNTHETIC TURF CORPORATION OF AMERICA

                                 ARTICLE I

NAME: The name of the corporation is CITY CAPITAL CORPORATION.

                                 ARTICLE II

REGISTERED OFFICE AND AGENT: The address of the corporation's principal office is 2050 Russett Way, Carson City, Nevada 89703. The corporation's agent for service of process at that address is Budget Corp.

                                 ARTICLE III

PURPOSE: The purpose of the corporation is to carry on its business as a non-diversified closed-end management investment company, as those terms are used in the Investment Company Act of 1940 ("1940
Act"), having elected to be regulated under the 1940 Act as a business development company, which is a closed-end management investment company that provides small businesses that qualify as an "eligible portfolio company" with investment capital and also significant managerial assistance. In addition to (and to the extent not inconsistent with) the foregoing, the Corporation shall be authorized to transact all lawful business for which a profit corporation may be incorporated pursuant to the Nevada Revised Statutes.

                                  ARTICLE IV

CAPITAL STOCK: The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 250,000,000 of which 235,000,000 are to be shares of common stock, $0.001 par value per share, and of which 15,000,000 are to be shares of serial preferred stock, $0.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article IV or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and non-assessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance. Stockholders shall not be liable to any extent for the payment of any debt of the Corporation. The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, impose restrictions upon the transferability by shareholders of shares of the Corporation's capital stock. Each holder of shares of capital stock shall, upon demand, disclose to the Corporation such information with respect to direct or indirect holdings of such shares as the directors or any officer or agent of the Corporation designated by the board of directors deems necessary to comply with the Internal Revenue Code, the 1940 Act, The Securities Act of 1933, the Securities Exchange Act of 1934, or the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or to comply with the requirements or demands of any taxing authority.

A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

A. COMMON STOCK. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holder.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment to the holders of the outstanding shares of any class having preference over the commons stock in any such event, the full preferential amounts to which they are respectively entitled the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

B.  SERIAL PREFERRED STOCK.

The preferences and relative rights and qualifications, limitations or restrictions of the Corporation's serial preferred stock are as follows:

A. Designation and Amount. All of the presently authorized preferred shares, being Fifteen Million (15,000,000) shares of par value $0.001 preferred stock, are designated as shares of "Preferred Stock" and par value is $0.001 per share.

B. Rank. The Preferred Stock shall be senior to the Common Stock and any subsequently authorized series or class of the Corporation's preferred stock.

C. Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or voluntary, the holders of the Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Corporation, an amount equal to $0.01 per share.

D. Dividends. Holders of shares of Preferred Stock shall be entitled to receive dividends, ratably and on the same basis as holders of Common Stock, when, as, and if declared by the Corporation.

E. Conversion. Each share of Preferred Stock shall be convertible, at the option of the holder, into twenty-five (25) shares of the Corporation's Common Stock; provided, however, that if the Corporation effects any subdivision, forward or reverse split, or other reclassification of its Common Stock, the conversion basis of the Preferred Stock hereunder shall also be proportionately adjusted.

F. Voting. Holders of shares of Preferred Stock shall be entitled to cast twenty-five (25) votes for each share of Preferred Stock held for any matter presented to the shareholders of the Corporation at any regular or special meeting of the shareholders, or for any other matter that may require approval of the shareholders of the Corporation.

G. Protective Provisions. As long as any shares of Preferred Stock shall be outstanding, the Corporation shall not, without the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of shares of Preferred Stock outstanding: (i) alter or change the rights, preferences or privileges of the Preferred Stock, (ii) increase the authorized number of Preferred Shares, (iii) create any new class of shares having preferences over or on a parity with the Preferred Stock, (iv) repurchase any of the Common Stock of the Corporation, (v) merge or consolidate with any other entity except into or with a wholly-owned subsidiary of the Corporation, or (vi) sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Corporation.

H. Revisions. Except as otherwise provided in these Articles, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to amend or supplement the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to, determination of any of the following:

(1) the distinctive serial designation and the number of shares constituting such series;

(2) the rights in respect of dividends, if any to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any with respect to dividends;

(3) the voting powers, full or limited, if any, of the shares of such series;

(4) whether the shares of such series shall be redeemable and, if so, the price or prices of which, and the terms and conditions upon which such shares may be redeemed;

(5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application such funds;

(7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any at which such conversion or exchange may be made, and any other terms and conditions such conversion or exchange;

(8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

(9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

Provided, however, that each share of each such series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

                                ARTICLE V

MEETINGS OF STOCKHOLDERS: Meetings of the shareholders shall be held at such place within or without the State of Nevada as may be provided by the by-laws of the corporation. Special meetings of the shareholders may be called by the president or any other executive officer of the corporation, the board of directors, or any member thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the shareholders, except election of directors, may be taken, shall be signed by shareholders having at least a majority of the voting power.

                                ARTICLE VI

MANAGEMENT OF THE AFFAIRS OF THE CORPORATION:

     A. All corporate powers and authority of the Corporation shall be vested in and exercised by the Board of Directors except as otherwise provided by statute, these Articles, or the Bylaws of the Corporation.

     B. The Board of Directors shall have the power to adopt, alter, or repeal the Bylaws of the Corporation, unless the Bylaws otherwise provide.

     C. The Board of Directors shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Corporation (other than the stock ledger) shall be open to inspection by stockholders. No stockholder shall have any right to inspect any account, book, or document of the Corporation except to the extent permitted by statute or the Bylaws.

     D. The Board of Directors shall have the power to determine, in accordance with generally accepted accounting principles, the Corporation's net income, its total assets and liabilities, and the net asset value of the shares of capital stock of the Corporation. The Board of Directors may delegate such power to any one or more of the directors or officers of the Corporation, its investment adviser, administrator, custodian, or depositary of the Corporation's assets, or another agent of the Corporation appointed for such purposes.

     E. Except as otherwise required under the 1940 Act, the Board of Directors shall have the power to make distributions, including dividends, from any legally available funds in such amounts, and in a manner and to the stockholders of record as of such a date, as the Board of Directors may determine.

                                ARTICLE VII

BOARD OF DIRECTORS:

A. Directors shall be elected at the annual meeting of the shareholders, and the persons receiving the highest number of votes shall be declared duly elected, providing such numbers shall represent a majority of all votes cast.

B. The number of the Corporation's directors shall be least three
(3), and may be increased beyond three by the majority vote of the Crporation's board of directors in accordance with the Bylaws.

C. A majority of the board of directors shall be necessary to constitute a quorum; and when so constituted, the board shall be authorized to transact such business as may be delegated to it by the stockholders and whenever the board of directors shall be so assembled an act as a board, either within or without the State of Nevada, any action taken shall be the action of the board of directors and shall be binding upon the corporation, provided that three days prior notice, given either orally or in writing, of the time and place of the meeting and of the nature of business proposed to be transacted shall have been given to the entire board of directors, unless such notice be waived as hereinafter provided. Any director may waive notice of any meeting; and in the event of such waiver, notice shall be in writing or written memorandum shall be made of an oral waiver of notice.

D. To the maximum extent permitted by the laws of Nevada (but not in violation of any applicable requirement or limitation of the 1940
Act), in each case as currently in effect or as may hereafter be amended, No director of the Corporation shall be liable to the Corporation or its stockholders for money damages, and the Corporation shall indemnify and advance expenses to its present and past directors, officers, employees and agents (including any person or firm appointed by the Corporation to serve as investment adviser or any similar function), and persons who are serving or have served at the request of the Corporation in similar capacities for other entities. No amendment, alteration, or repeal of this Article VII(B)or the adoption, alteration, or amendment of any other provision of these Articles or the Bylaws of the Corporation inconsistent with this Article VII(B), shall adversely affect any limitation on liability or indemnification of any person under this
Article VII(B) with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal, or adoption.

                               ARTICLE VIII

OFFICERS: The officers of the corporation shall consist of a chairman of the board of directors, a president, a vice-president, a secretary and a treasurer, who shall perform such duties and have such authority as usually pertains to such officers of a corporation or as may be prescribed by the board directors from time to time.

QUALIFICATION OF OFFICERS: Officers of the corporation need not be residents of the State of Nevada and need not own shares of the corporation's stock. The secretary and treasurer may, but need not be, the same person.

ELECTION: Directors shall be elected at the annual meeting of the shareholders, and the persons receiving the highest number of votes shall be declared duly elected, providing such numbers shall represent a majority of all votes cast. Within ten (10) days after the election, the directors shall meet and elect a president, vice-president, secretary and treasurer.

TERM OF OFFICE: The term of office of all directors and officers shall be one year, provided all directors and officers shall hold office until their successors are duly elected and qualified.

RESIGNATION OF OFFICERS: Any officer or director may resign by filing his written resignation with the secretary of the corporation, or in the case of the secretary, with the president of the corporation and upon acceptance thereof by the board of directors or if such board shall neglect to act upon such resignation within fourteen (14) days after receipt, the resignation shall become effective and the office shall be deemed vacant.

REMOVAL OF OFFICERS: Any officer or director of this corporation may be removed at any time without cause in the manner provided by the laws of the State of Nevada for the removal of such officer or director, or by a majority vote of the outstanding stock of the corporation at any special meeting of the stockholders called for that purpose as herein provided.

VACANCIES: In the case of the death, disability, or resignation of any officer or director of the company, the remaining directors or director of the company, even though less than a quorum, shall fill vacancies for the unexpired term or terms.

                              ARTICLE IX

DURATION: The period of duration of the corporation shall be perpetual.

                               ARTICLE X

AMENDMENT: These Articles, by vote of not less than fifty per cent of the issued and outstanding capital stock of the corporation, may be deemed amended in any respect amendable at law at any meeting. A copy of the proposed amendment shall be given to the stockholders as provided in ARTICLE V hereof.

                              ARTICLE XI

BY-LAWS: The board of directors of the corporation shall have authority to adopt such by-laws as in their judgment may be deemed necessary or advisable for the management and transaction of the business of the corporation, provided that such by-laws are not in conflict with these Articles or the laws of the State of Nevada.